UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2005

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

2401 Fountainview, Suite 920, Houston, Texas (Address of Principal Executive Offices)	77057 (Zip Code)

(713) 780-9926
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

All defined terms used but not defined in this Current Report on Form 8-K shall have the meaning given such terms in the Credit Agreement (as defined below).

On February 21, 2005, the Credit Parties, the Lenders and the Agents entered into that certain Credit Agreement (as amended, the “Credit Agreement”). On February 21, 2005, the Credit Parties, the Lenders and the Agents entered into that certain Waiver and Agreement (the “Waiver and Agreement”) to the Credit Agreement whereby the Lenders and the Agents granted the Credit Parties a waiver of, among other things, the requirement that certain Collateral Agents receive a perfected first preferred vessel mortgage on the Brazilian Collateral Vessels.

On August 11, 2005 (the “Effective Date”), the Credit Parties, the Lenders and the Agents entered into that certain Supplemental Waiver and Agreement (the “Supplemental Agreement”) whereby the Lenders and the Agents agreed to amend the Waiver and Agreement to waive the requirement that certain Collateral Agents receive a perfected first preferred vessel mortgage on the Brazilian Collateral Vessels on the condition that all but once of the Brazilian Collateral Vessels shall have been sold in accordance with the Credit Agreement on or prior to the 120th day after the Effective Date. Pursuant to the terms of the Supplemental Waiver, Trico Marine Services, Inc. (the “Company”) agreed to pay a waiver fee to the Lenders.

A copy of the Credit Agreement has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 22, 2005 and is incorporated by reference into this Item 1.01.  Additionally, the foregoing summary of certain terms of the Waiver and Agreement and the Supplemental Agreement is qualified in its entirety by reference to each of the Waiver and Agreement and the Supplemental Agreement, copies of which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
10.1	$75,000,000 Credit Agreement (Exit) dated as of February 21, 2005 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K dated February 22, 2005).

10.2	Waiver and Agreement, dated as of February 21, 2005, to the $75,000,000 Credit Agreement (Exit) dated as of February 21, 2005 (1)

10.3	Supplemental Waiver and Agreement, dated as of August 11, 2005, to the $75,000,000 Credit Agreement (Exit) dated as of February 21, 2005 (1)

(1)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
By: /s/ Rishi Varma
Rishi Varma General Counsel, Secretary Director of Corporate Governance

Dated: August 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	$75,000,000 Credit Agreement (Exit) dated as of February 21, 2005 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K dated February 22, 2005).

10.2	Waiver and Agreement, dated as of February 21, 2005, to the $75,000,000 Credit Agreement (Exit) dated as of February 21, 2005 (1)

10.3	Supplemental Waiver and Agreement, dated as of August 11, 2005, to the $75,000,000 Credit Agreement (Exit) dated as of February 21, 2005 (1)

(1)	Filed herewith.